ADVANCED SERIES TRUST
THE PRUDENTIAL SERIES FUND
PRUDENTIAL’S GIBRALTAR FUND, INC.

Supplement dated October 5, 2012 to the current Statement of Additional Information of each of the Funds named above.

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Effective September 26, 2012, Valerie M. Simpson has been appointed as Chief Compliance Officer for Advanced Series Trust, the Prudential Series Fund, and Prudential’s Gibraltar Fund, Inc. (the “Funds”). The biographical information appearing for Ms. Simpson in each of the Funds’ Statements of Additional Information, which currently states that Ms. Simpson serves as Deputy Chief Compliance Officer, is hereby revised to state that Ms. Simpson serves as Chief Compliance Officer for the Funds. All references and information pertaining to Timothy J. Knierim appearing in the Statement of Additional Information are hereby deleted.

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